Supplement dated August 19, 2016
to each of the following Statements of Additional Information (each an SAI and collectively the SAIs), as supplemented, if applicable:
SAI	SAI Dated
Columbia ETF Trust	March 1, 2016
Columbia ETF Trust I	June 6, 2016
Columbia Funds Series Trust & Columbia Funds Series Trust II	August 1, 2016
Columbia Funds Series Trust I	August 1, 2016
Tri-Continental Corporation	May 1, 2016
Effective immediately, the following defined term is added to the Glossary in the "SAI Primer" section in each of the above mentioned SAIs:
PwC	PricewaterhouseCoopers LLP
The rest of the section remains the same.
Effective immediately, the information in the subsection "Information Regarding Risks" in the "About Fund Investments" section in each of the above mentioned SAIs is revised to include the following:
Auditor Independence Risk. The Fund prepares financial statements in accordance with U.S. generally accepted accounting principles and has engaged PwC to serve as the independent accountant to the Fund. As the Fund’s independent accountant, PwC must meet regulatory requirements relating to independence, including the SEC’s auditor independence rules which prohibit accounting firms from having certain financial relationships with their audit clients and affiliated entities. Specifically, as interpreted by SEC staff, under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the Loan Rule), an accounting firm would not be considered independent if it receives a loan from a lender or an affiliate of a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” PwC has advised the Audit Committee of the Board that PwC and certain of its affiliates have loans from lenders who are also record owners of more than 10% of the shares issued by several funds in the Columbia Funds Complex or certain other entities within the Ameriprise Financial investment company complex.
On June 20, 2016, the SEC staff issued a “no-action” letter (the Loan Rule No-Action Letter) confirming that it would not recommend that the SEC commence enforcement action against a fund that continues to fulfill its regulatory requirements under the federal securities laws by using audit services performed by an audit firm that is not in compliance with the Loan Rule, provided that: (1) the audit firm has complied with Public Company Accounting Oversight Board (PCAOB) Rule 3526(b)(1) and 3526(b)(2) or, with respect to any fund or entity to which Rule 3526 does not apply, has provided substantially equivalent communications; (2) the audit firm’s non-compliance under the Loan Rule is limited to certain lending relationships; and (3) notwithstanding such non-compliance, the audit firm has concluded that it is objective and impartial with respect to the issues encompassed within its engagement. Although the Loan Rule No-Action Letter was issued to one fund complex, it is generally available to other fund complexes. The SEC staff stated that the relief under the Loan Rule No-Action Letter is temporary and will expire 18 months after the issuance of the letter.
After evaluating the facts and circumstances related to the Loan Rule and PwC’s lending relationships, PwC advised the Audit Committee of the Board that (1) PwC is independent with respect to the Fund, within the meaning of PCAOB Rule 3520, (2) PwC has concluded that it is objective and impartial with respect to the issues encompassed within its engagement, including the audit of the Fund’s financial statements, and (3) PwC believes that it can continue to serve as the Fund’s independent registered public accounting firm. Furthermore, PwC has advised the Audit Committee of the Board that, based on its knowledge and analyses, it is not aware of any facts that would preclude reliance by the Fund on the Loan Rule No-Action Letter. It is the Fund’s understanding that issues under the Loan Rule affect other major accounting firms and many mutual fund complexes. It is anticipated that an ultimate resolution of the issues under the Loan Rule will be achieved; however, if PwC were determined not to be independent or the Fund were unable to rely on the Loan Rule No-Action Letter or some form of exemptive relief, among other things, the financial statements audited by PwC may have to be audited by another independent registered public accounting firm and the Fund could incur additional expense and other burdens on its operations.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_007_(08/16)